SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                            ________________

                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the

                     Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) October 17, 1997


                         SEARS, ROEBUCK AND CO.

           (Exact name of registrant as specified in charter)


  New York                              1-416                36-1750680
(State or Other         (Commission File Number)          (IRS Employer
Jurisdiction of                                         Identification No.)
Incorporation)


3333 Beverly Road, Hoffman Estates, Illinois              60179
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code (847) 286-2500

Item 5.     Other Events.

        On October 17, 1997, the registrant issued its third quarter earnings press release attached hereto as Exhibit 99.


Item 7.     Financial Statements, Pro Forma Financial Information and
Exhibits.

        The Exhibit Index on page E-1 is incorporated herein by reference.

                               SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                SEARS, ROEBUCK AND CO.



Date: October 17, 1997                          By:/S/Alan J. Lacy
                                                ALAN J. LACY
                                                Executive Vice President
                                                and Chief Financial Officer

                                EXHIBITS



99.     Sears, Roebuck and Co. press release dated October 17, 1997.







                                   E-1